Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

•                  Warrior Gas Co., a Texas corporation, which has a wholly owned subsidiary, Clajon Industrial Gas, Inc., a Texas corporation

•                  Clayton Williams Trading Company, a Texas corporation

•                  Clayton Williams Venezuela, Inc., a Delaware corporation

•                  CWEI Acquisitions, Inc., a Delaware corporation

•                  Clayton Williams Pipeline, Inc. (formerly Clayton Williams Midland, Inc.), a Texas corporation

•                  CWEI Romere Pass Acquisition Corp., a Delaware corporation, which is the sole member of Romere Pass Acquisition, L.L.C. (formerly Romere Pass Acquisition Corp.)

•                  Warrior Mississippi Corporation, a Delaware corporation

•                  Southwest Royalties, Inc., a Delaware corporation, which has two wholly owned subsidiaries, Blue Hill Company, a Delaware corporation and Tex-Hal Partners, Inc., a Delaware corporation

•                  CWEI Longfellow Ranch I, L.P., a Texas limited partnership

•                  CWEI South Louisiana II, L.P., a Texas limited partnership

•                  Rocky Arroyo, L.P., a Texas limited partnership

•                  CWEI West Pyle/McGonagill, L.P., a Texas limited partnership

•                  CWEI South Louisiana III, L.P., a Texas limited partnership

•                  CWEI North Louisiana, L.P., a Texas limited partnership

•                  Floyd Prospect, L.P., a Texas limited partnership

•                  Southwest Royalties, Inc. Income Fund V, a Tennessee limited partnership

•                  Southwest Royalties, Inc. Income Fund VI, a Tennessee limited partnership

•                  Southwest Oil and Gas Income Fund VII-A, L.P., a Delaware limited partnership

•                  Southwest Royalties Institutional Income Fund VII-B, L.P., a Delaware limited partnership

•                  Southwest Royalties, Inc. Income/Drilling Program 1987-I, L.P., a Delaware limited partnership

•                  Southwest Oil and Gas Income Fund VIII-A, L.P., a Delaware limited partnership

•                  Southwest Royalties Institutional Income Fund VIII-B, L.P., a Delaware limited partnership

•                  Southwest Combination Income/Drilling Program 1988, L.P., a Delaware limited partnership

•                  Southwest Oil and Gas Income Fund IX-A, L.P., a Delaware limited partnership

•                  Southwest Royalties Institutional Income Fund IX-B, L.P., a Delaware limited partnership

•                  Southwest Oil & Gas Income Fund X-A, L.P., a Delaware limited partnership

•                  Southwest Royalties Institutional Income Fund X-A, L.P., a Delaware limited partnership

•                  Southwest Oil & Gas Income Fund X-B, L.P., a Delaware limited partnership

•                  Southwest Royalties Institutional Income Fund X-B, L.P., a Delaware limited partnership

•                  Southwest Oil & Gas Income Fund X-C, L.P., a Delaware limited partnership

SUBSIDIARIES OF THE REGISTRANT

(Continued)

•                  Southwest Royalties Institutional Income Fund X-C, L.P., a Delaware limited partnership

•                  Southwest Oil & Gas Income Fund XI-A, L.P., a Delaware limited partnership

•                  Southwest Institutional Income Fund XI-A, L.P., a Delaware limited partnership

•                  Southwest Developmental Drilling Fund 1990, L.P., a Delaware limited partnership

•                  Southwest Developmental Drilling Fund 91-A, L.P., a Delaware limited partnership

•                  Southwest Developmental Drilling Fund 92-A, L.P., a Delaware limited partnership

•                  Southwest Developmental Drilling Fund 1993, L.P., a Delaware limited partnership

•                  Southwest Royalties Institutional Income Fund XI-B, L.P., a Delaware limited partnership

•                  Southwest Developmental Drilling Fund 1994, L.P., a Delaware limited partnership

•                  Floyd Prospect II, L.P., a Texas limited partnership

•                  West Coast Energy Properties GP, LLC, a Texas limited liability company

•                  West Coast Energy Properties, L.P., a Texas limited partnership